THE RBB FUND, INC.

Motley Fool Global Opportunities ETF

(Cboe BZX: TMFG)

(the “Fund”)

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Supplement dated October 30, 2026

to the Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated December 31, 2025

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This supplement serves as notification of the following change:

1.       Change in Portfolio Manager for the Fund

Michael J. Olsen, CFA, no longer serves as a portfolio manager to the Fund. Accordingly, all references to Mr. Olsen in the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information are deleted. Anthony L. Arsta, CFA, William H. Mann III, Shelby McFaddin, CFA, and Nathan G. Weisshaar, CFA, continue to serve as co-portfolio managers of the Fund and are jointly responsible for the day-to-day management of the Fund.

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Please retain this supplement for your reference.